Exhibit 10.4
General Form
BRANDYWINE REALTY TRUST
NON-QUALIFIED OPTION
          This is a Non-Qualified Stock Option Award (the “Award”) from Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), to                      (“Optionee”) and is dated April 1, 2009 (the “Date of Grant”). Terms used herein as defined terms and not defined herein have the meanings assigned to them in the Brandywine Realty Trust Amended and Restated 1997 Long-Term Incentive Plan, as amended from time to time (the “Plan”).
          1. Definitions. As used herein:
               (a) “Board” means the Board of Trustees of the Company, as constituted from time to time.
               (b) “Cause” means “Cause” as defined in the Plan.
               (c) “Change of Control” means a “Change of Control” as defined in the Plan; provided that if the Change in Control arises from a transaction described in clause (ii)(A) of the definition of “Change in Control” in the Plan, then a Change of Control shall occur hereunder on the date of the closing or effectiveness of such transaction.
               (d) “Closing” means the closing of the acquisition and sale of the Shares as described in, and subject to the provisions of, Paragraph 8 hereof.
               (e) “Closing Date” means the date of the Closing.
               (f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
               (g) “Common Share” means a common share of beneficial interest, $.01 par value per share, of the Company.
               (h) “Committee” means the Committee appointed by the Board in accordance with Section 2 of the Plan, if one is appointed and in existence at the time of reference. If no committee has been appointed pursuant to Section 2, or if such a committee is not in existence at the time of reference, “Committee” means the Board.
               (i) “Date of Exercise” means the date on which the notice required by Paragraph 5 hereof is given.
               (j) “Date of Grant” has the meaning shown above.
               (k) “Disability” means “Disability” as defined in the Plan.

               (l) “Expiration Date” means the earliest of the following:
(i)	If the Optionee terminates employment with the Company for any reason other than death, Disability or for Cause, 5:00 p.m. on the date 90 days following such termination of employment;

(ii)	If the Optionee terminates employment with the Company because of death or Disability, 5:00 p.m. on the first anniversary of the date the Optionee terminates employment because of death or Disability;

(iii)	If the Optionee terminates employment with the Company for Cause, 5:00 p.m. on the date of such termination of employment;

(iv)	The close of business on the date of a Change of Control;

(v)	5:00 p.m. on the day before the tenth anniversary of the Date of Grant.
               (m) “Fair Market Value” means the Fair Market Value of a Share, as determined pursuant to the Plan.
               (n) “Option” means the option to purchase Shares hereby granted.
               (o) “Option Price” means $2.91 per Share. In the event of any recapitalization, Share distribution or dividend, Share split or combination, the Option Price shall be equitably and proportionally adjusted. The Option Price shall also be subject to adjustment pursuant to Section 3(c) of the Plan if, as and to the extent determined by the Committee in its sole discretion.
               (p) “Shares” means the                      Common Shares which are the subject of the Option hereby granted. In the event of any recapitalization, Share distribution or dividend, Share split or combination, the number of Shares that remain subject to the Option shall be equitably and proportionally adjusted if, as and to the extent determined by the Committee in its sole discretion. The number of Shares that remain subject to the Option shall also be subject to adjustment pursuant to Section 3(c) of the Plan if, as and to the extent determined by the Committee in its sole discretion.
               (q) “Subsidiary” means, with respect to the Company, a subsidiary company, whether now or hereafter existing, as defined in section 424(f) of the Code, and any other entity 50% or more of the economic interests in which are owned, directly or indirectly, by the Company.
          2. Grant of Option. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Optionee the Option to purchase any or all of the Shares.

          3. Time of Exercise of Options.
               (a) Subject to Paragraph 3(b), the Option may be exercised after such time or times as set forth below, and shall remain exercisable until the Expiration Date, when the right to exercise shall terminate absolutely:
(i)	The Option may be exercised for [ ] of the Shares subject to the Option on or after the first anniversary of the Date of Grant. [Note: because the shares underlying the ISO will vest on the third anniversary of the Date of Grant, a “compensating adjustment” will be made to the vesting schedule under this Option so that this option and the ISO, when combined, provide for equal annual vesting over three years. For example, if 100 options are awarded in total (with 20 of the options being the ISO that vest entirely on the third anniversary and with 80 remaining options being under this Option document), then the vesting schedule under this Option document would be 33 on the first anniversary; 33 on the second anniversary; and 33 on the third anniversary.]

(ii)	The Option may be exercised for an additional [ ] of the Shares subject to the Option on or after the second anniversary of the Date of Grant.

(iii)	The Option may be exercised for an additional [ ] of the Shares subject to the Option on or after the third anniversary of the Date of Grant.
Notwithstanding the foregoing, the number of Shares available for exercise as determined under this Paragraph 3 shall be rounded down to the nearest whole Share. No Shares subject to the Option shall first become exercisable following the Optionee’s termination of employment.
               (b) Notwithstanding Paragraph 3(a), the Option shall become fully exercisable upon the earliest of (i) the occurrence of a Change of Control, (ii) the death of the Optionee or (iii) the Disability of the Optionee. In addition, notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of the Optionee, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause the Option to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel the Option upon closing of the Change in Control; (ii) cancel the Option, in whole or in part, in exchange for a substitute option in a manner consistent with the requirements of Treas. Reg. §1.424-1(a) or any successor rule or regulation (notwithstanding the fact that the original Option was not intended to satisfy the requirements for treatment as an Incentive Stock Option); or (iii) cancel the Option, in whole or in part, in exchange for cash and/or other substitute consideration with a value equal to (A) the number of Shares subject to the Option, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the Option Price; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the Option Price of the Option, the Committee may cancel the Option without any payment of consideration therefor. In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of the Option may be subjected to earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to shareholders in connection with the Change in Control.
          4. Payment for Shares. Full payment for Shares purchased upon the exercise of an Option may be made in cash. In addition, this Option may be exercised through means of a “net settlement,” whereby the Option Price will be satisfied by cancellation of the Company’s obligation to issue a number of Common Shares otherwise issuable upon such exercise, which number of Common Shares will be equal to: (A) the total Option Price payable to acquire the number of Shares as to which the Option is then being exercised divided by (B) the then current Fair Market Value per Common Share. The number of Shares actually issuable upon such exercise will then be equal to the difference between the number of Shares as to which the Option is then being exercised and the number of Shares described in the preceding sentence. Without limiting the foregoing, payment for Shares purchased upon the exercise of an Option may, at the election of the Optionee and as the Committee may, in its discretion, approve, by surrendering Common Shares with an aggregate Fair Market Value equal to the aggregate Option Price.
          5. Manner of Exercise. The Option shall be exercised by giving written notice of exercise to:
Brandywine Realty Trust
555 East Lancaster Avenue
Suite 100
Radnor, PA 19087
Attention: General Counsel
All notices under this agreement shall be deemed to have been given when hand-delivered, telecopied or transmitted electronically and shall be irrevocable once given.
          6. Nontransferability of Option. The Option may not be transferred or assigned by the Optionee otherwise than as and to the extent permitted by Section 5(e) of the Plan; and any attempt at assignment or transfer contrary to the provisions of the Plan or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a person other than the Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.
          7. Securities Laws. The Committee may from time to time impose any conditions on the exercise of the Option as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, or of the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. If the listing, registration or qualification of Shares issuable on the exercise of the Option upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Shares, the Company shall not be obligated to issue or deliver the certificates (if any) representing the Shares otherwise issuable on the exercise of the Option unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on such Shares calling attention to the fact that they have been acquired for investment and have not been registered.
          8. Issuance of Certificate at Closing; Payment of Cash. Subject to the provisions of this Paragraph 8, the Closing Date shall occur as promptly as is feasible after the exercise of the Option. Subject to the provisions of Paragraphs 7 and 9 hereof, a certificate for the Shares issuable on the exercise of the Option shall be delivered to the Optionee or to his personal representative, heir or legatee at the Closing, provided that no certificates for Shares will be delivered to the Optionee or to his personal representative, heir or legatee unless the Option Price has been paid in full and provided further that the Company may elect to provide for the issuance and delivery of the Shares via book entry or in uncertificated form.
          9. Rights Prior to Exercise. The Optionee shall not have any right as a shareholder with respect to any Shares subject to his Options until the Option shall have been exercised in accordance with the terms of the Plan and this Award and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, provided that in the event that the Optionee’s employment with the Company is terminated for Cause, upon a determination by the Committee, the Optionee shall automatically forfeit all Shares otherwise subject to delivery upon exercise of an Option but for which the Company has not yet delivered the Share certificates or issued the Shares via book entry or in uncertificated form, upon refund by the Company of the Option Price.
          10. Status of Option; Interpretation. The Option is intended to be a non-qualified stock option. Accordingly, it is intended that the transfer of property pursuant to the exercise of the Option shall be subject to federal income tax in accordance with section 83 of the Code. The Option is not intended to qualify as an incentive stock option within the meaning of section 422 of the Code. The interpretation and construction of any provision of this Option or the Plan made by the Committee shall be final and conclusive and, insofar as possible, shall be consistent with the intention expressed in this Paragraph 10.
          11. Option Not to Affect Employment. The Option granted hereunder shall not confer upon the Optionee any right to continue in the employment of the Company or any Subsidiary.
          12. Miscellaneous.
               (a) The address for the Optionee to which notice, demands and other communications to be given or delivered under or by reason of the provisions hereof shall be the address contained in the Company’s personnel records.

               (b) This Award and all questions relating to its validity, interpretation, performance, and enforcement shall be governed by and construed in accordance with the laws of the State of Maryland.
          13. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of the Option, the Company shall have the right to (a) require the Optionee to remit to the Company an amount in cash or Common Shares (valued at the then current Fair Market Value) sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities.
          IN WITNESS WHEREOF, the Company has granted this Award on the day and year first above written.

BRANDYWINE REALTY TRUST
BY:
TITLE:

Form for CEO/CFO
BRANDYWINE REALTY TRUST
NON-QUALIFIED OPTION
          This is a Non-Qualified Stock Option Award (the “Award”) from Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), to [Gerard H. Sweeney] [Howard M. Sipzner] (“Optionee”) and is dated April 1, 2009 (the “Date of Grant”). Terms used herein as defined terms and not defined herein have the meanings assigned to them in the Brandywine Realty Trust Amended and Restated 1997 Long-Term Incentive Plan, as amended from time to time (the “Plan”).
          1. Definitions. As used herein:
               (a) “Board” means the Board of Trustees of the Company, as constituted from time to time.
               (b) “Cause” means “Cause” as defined in the Employment Agreement.
               (c) “Change of Control” means a “Change of Control” as defined in the Plan; provided that if the Change in Control arises from a transaction described in clause (ii)(A) of the definition of “Change in Control” in the Plan, then a Change of Control shall occur hereunder on the date of the closing or effectiveness of such transaction.
               (d) “Closing” means the closing of the acquisition and sale of the Shares as described in, and subject to the provisions of, Paragraph 8 hereof.
               (e) “Closing Date” means the date of the Closing.
               (f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
               (g) “Common Share” means a common share of beneficial interest, $.01 par value per share, of the Company.
               (h) “Committee” means the Committee appointed by the Board in accordance with Section 2 of the Plan, if one is appointed and in existence at the time of reference. If no committee has been appointed pursuant to Section 2, or if such a committee is not in existence at the time of reference, “Committee” means the Board.
               (i) “Date of Exercise” means the date on which the notice required by Paragraph 5 hereof is given.
               (j) “Date of Grant” has the meaning shown above.
               (k) “Disability” means “Disability” as defined in the Plan.

               (l) “Employment Agreement” means the Amended and Restated Employment Agreement between Grantee and the Company, dated as of                     , as amended from time to time, or any subsequent employment agreement between Grantee and the Company as in effect at the time of determination.
               (m) “Expiration Date” means the earliest of the following:
(i)	If the Optionee terminates employment with the Company for any reason other than death, Disability or for Cause, 5:00 p.m. on the date 90 days following such termination of employment;

(ii)	If the Optionee terminates employment with the Company because of death or Disability, 5:00 p.m. on the first anniversary of the date the Optionee terminates employment because of death or Disability;

(iii)	If the Optionee terminates employment with the Company for Cause, 5:00 p.m. on the date of such termination of employment;

(iv)	The close of business on the date of a Change of Control;

(v)	5:00 p.m. on the day before the tenth anniversary of the Date of Grant.
               (n) “Fair Market Value” means the Fair Market Value of a Share, as determined pursuant to the Plan.
               (o) “Option” means the option to purchase Shares hereby granted.
               (p) “Option Price” means $2.91 per Share. In the event of any recapitalization, Share distribution or dividend, Share split or combination, the Option Price shall be equitably and proportionally adjusted. The Option Price shall also be subject to adjustment pursuant to Section 3(c) of the Plan if, as and to the extent determined by the Committee in its sole discretion.
               (q) “Resignation for Good Reason” means [“Resignation for Good Reason"] [resignation for Good Reason] as defined in the Employment Agreement.
               (r) “Shares” means the                      Common Shares which are the subject of the Option hereby granted. In the event of any recapitalization, Share distribution or dividend, Share split or combination, the number of Shares that remain subject to the Option shall be equitably and proportionally adjusted. The number of Shares that remain subject to the Option shall also be subject to adjustment pursuant to Section 3(c) of the Plan.
               (s) “Subsidiary” means, with respect to the Company, a subsidiary company, whether now or hereafter existing, as defined in section 424(f) of the Code, and any other entity 50% or more of the economic interests in which are owned, directly or indirectly, by the Company.
          2. Grant of Option. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Optionee the Option to purchase any or all of the Shares.
          3. Time of Exercise of Options.
               (a) Subject to Paragraph 3(b), the Option may be exercised after such time or times as set forth below, and shall remain exercisable until the Expiration Date, when the right to exercise shall terminate absolutely:
(i)	The Option may be exercised for [ ] of the Shares subject to the Option on or after the first anniversary of the Date of Grant. [Note: because the shares underlying the ISO will vest on the third anniversary of the Date of Grant, a “compensating adjustment” will be made to the vesting schedule under this Option so that this option and the ISO, when combined, provide for equal annual vesting over three years. For example, if 100 options are awarded in total (with 20 of the options being the ISO that vest entirely on the third anniversary and with 80 remaining options being under this Option document), then the vesting schedule under this Option document would be 33 on the first anniversary; 33 on the second anniversary; and 33 on the third anniversary.]

(ii)	The Option may be exercised for an additional [ ] of the Shares subject to the Option on or after the second anniversary of the Date of Grant.

(iii)	The Option may be exercised for an additional [ ] of the Shares subject to the Option on or after the third anniversary of the Date of Grant.
Notwithstanding the foregoing, the number of Shares available for exercise as determined under this Paragraph 3 shall be rounded down to the nearest whole Share. No Shares subject to the Option shall first become exercisable following the Optionee’s termination of employment.
               (b) Notwithstanding Paragraph 3(a), the Option shall become fully exercisable upon the earliest of (i) the occurrence of a Change of Control, (ii) the death of the Optionee, (iii) the Disability of the Optionee or (iv) termination of the Optionee’s employment with the Company without Cause or resignation of the Optionee employment with the Company that is a [Resignation for Good Reason] [resignation for Good Reason]. In addition, notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of the Optionee, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause the Option to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel the Option upon closing of the Change in Control; (ii) cancel the Option, in whole or in part, in exchange for a substitute option in a manner consistent with the requirements of Treas. Reg. §1.424-1(a) or any successor rule or regulation (notwithstanding the fact that the original Option was not intended to satisfy the requirements for treatment as an Incentive Stock Option); or (iii) cancel the Option, in whole or in part, in exchange for cash and/or other substitute consideration with a value equal to (A) the number of Shares subject to the Option, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the Option Price; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the Option Price of the Option, the Committee may cancel the Option without any payment of consideration therefor. In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of the Option may be subjected to earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to shareholders in connection with the Change in Control.
          4. Payment for Shares. Full payment for Shares purchased upon the exercise of an Option may be made in cash. In addition, this Option may be exercised through means of a “net settlement,” whereby the Option Price will be satisfied by cancellation of the Company’s obligation to issue a number of Common Shares otherwise issuable upon such exercise, which number of Common Shares will be equal to: (A) the total Option Price payable to acquire the number of Shares as to which the Option is then being exercised divided by (B) the then current Fair Market Value per Common Share. The number of Shares actually issuable upon such exercise will then be equal to the difference between the number of Shares as to which the Option is then being exercised and the number of Shares described in the preceding sentence. Without limiting the foregoing, payment for Shares purchased upon the exercise of an Option may, at the election of the Optionee and as the Committee may, in its discretion, approve, by surrendering Common Shares with an aggregate Fair Market Value equal to the aggregate Option Price.
          5. Manner of Exercise. The Option shall be exercised by giving written notice of exercise to:
Brandywine Realty Trust
555 East Lancaster Avenue
Suite 100
Radnor, PA 19087
Attention: General Counsel
All notices under this agreement shall be deemed to have been given when hand-delivered, telecopied or transmitted electronically and shall be irrevocable once given.
          6. Nontransferability of Option. The Option may not be transferred or assigned by the Optionee otherwise than as and to the extent permitted by Section 5(e) of the Plan; and any attempt at assignment or transfer contrary to the provisions of the Plan or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a person other than the Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.
          7. Securities Laws. The Committee may from time to time impose any conditions on the exercise of the Option as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, or of the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. If the listing, registration or qualification of Shares issuable on the exercise of the Option upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Shares, the Company shall not be obligated to issue or deliver the certificates (if any) representing the Shares otherwise issuable on the exercise of the Option unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on such Shares calling attention to the fact that they have been acquired for investment and have not been registered.
          8. Issuance of Certificate at Closing; Payment of Cash. Subject to the provisions of this Paragraph 8, the Closing Date shall occur as promptly as is feasible after the exercise of the Option. Subject to the provisions of Paragraphs 7 and 9 hereof, a certificate for the Shares issuable on the exercise of the Option shall be delivered to the Optionee or to his personal representative, heir or legatee at the Closing, provided that no certificates for Shares will be delivered to the Optionee or to his personal representative, heir or legatee unless the Option Price has been paid in full and provided further that the Company may elect to provide for the issuance and delivery of the Shares via book entry or in uncertificated form.
          9. Rights Prior to Exercise. The Optionee shall not have any right as a shareholder with respect to any Shares subject to his Options until the Option shall have been exercised in accordance with the terms of the Plan and this Award and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, provided that in the event that the Optionee’s employment with the Company is terminated for Cause, upon a determination by the Committee, the Optionee shall automatically forfeit all Shares otherwise subject to delivery upon exercise of an Option but for which the Company has not yet delivered the Share certificates or issued the Shares via book entry or in uncertificated form, upon refund by the Company of the Option Price.
          10. Status of Option; Interpretation. The Option is intended to be a non-qualified stock option. Accordingly, it is intended that the transfer of property pursuant to the exercise of the Option shall be subject to federal income tax in accordance with section 83 of the Code. The Option is not intended to qualify as an incentive stock option within the meaning of section 422 of the Code. The interpretation and construction of any provision of this Option or the Plan made by the Committee shall be final and conclusive and, insofar as possible, shall be consistent with the intention expressed in this Paragraph 10.

          11. Option Not to Affect Employment. The Option granted hereunder shall not confer upon the Optionee any right to continue in the employment of the Company or any Subsidiary.
          12. Miscellaneous.
               (a) The address for the Optionee to which notice, demands and other communications to be given or delivered under or by reason of the provisions hereof shall be the address contained in the Company’s personnel records.
               (b) This Award and all questions relating to its validity, interpretation, performance, and enforcement shall be governed by and construed in accordance with the laws of the State of Maryland.
          13. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of the Option, the Company shall have the right to (a) require the Optionee to remit to the Company an amount in cash or Common Shares (valued at the then current Fair Market Value) sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities.
          IN WITNESS WHEREOF, the Company has granted this Award on the day and year first above written.

BRANDYWINE REALTY TRUST
BY:
TITLE: